VITESSE ENERGY ANNOUNCES THIRD QUARTER 2024 RESULTS, REVISED 2024 GUIDANCE AND PRELIMINARY 2025 OUTLOOK

GREENWOOD VILLAGE, Colo. – November 4, 2024 – Vitesse Energy, Inc. (NYSE: VTS) (“we,” “our,” “Vitesse,” or the “Company”) today reported the Company’s third quarter 2024 financial and operating results, revised 2024 guidance, and provided a preliminary outlook for 2025.

THIRD QUARTER 2024 HIGHLIGHTS

•As previously announced, declared a quarterly cash dividend of $0.525 per common share to be paid on December 31, 2024

•Net income of $17.4 million and Adjusted Net Income(1) of $7.6 million

•Adjusted EBITDA(1) of $37.6 million

•Cash flow from operations of $45.7 million and Free Cash Flow(1) of $18.6 million

•Production of 13,009 barrels of oil equivalent (“Boe”) per day (68% oil)

•Total cash development capital expenditures and acquisition costs of $17.2 million

•Total debt of $105.0 million and Net Debt to Adjusted EBITDA ratio(1) of 0.68

(1) Non-GAAP financial measure; see reconciliation schedules at the end of this release

MANAGEMENT COMMENTS

“In the third quarter we generated cash flow exceeding our dividend and capex, which allowed us to pay down our debt by $10 million,” commented Bob Gerrity, Vitesse’s Chairman and Chief Executive Officer. “We expect the near-term development acquisitions closed during the second quarter to increase production and cash flow in the fourth quarter of 2024 and early 2025.”

STOCKHOLDER RETURNS

In October 2024, Vitesse’s Board of Directors declared its fourth quarter cash dividend for Vitesse’s common stock of $0.525 per share for stockholders of record as of December 16, 2024, which will be paid on December 31, 2024.

On September 30, 2024, the Company paid its third quarter cash dividend of $0.525 per share to common stockholders of record as of September 16, 2024.

FINANCIAL AND OPERATING RESULTS

Third quarter net income was $17.4 million and Adjusted Net Income was $7.6 million. Adjusted EBITDA was $37.6 million. See “Non-GAAP Financial Measures” below.

Oil and natural gas production for the third quarter of 2024 averaged 13,009 Boe per day. Oil represented 68% of production and 96% of total oil and natural gas revenue. Total revenue, including the effects of our realized hedges, was $59.7 million.

Vitesse’s average realized oil and natural gas prices before hedging were $69.43 per Bbl and $0.90 per Mcf, respectively, during the third quarter of 2024. The Company had hedges covering 63% of oil production in the third quarter of 2024 and its realized oil price with hedging was $71.20 per Bbl.

Lease operating expenses in the third quarter of 2024 were $11.6 million, or $9.71 per Boe, a 3% decrease on a per unit basis compared to the second quarter of 2024. General and administrative expenses for the third quarter of 2024 totaled $5.2 million, or $4.37 per Boe.

LIQUIDITY AND CAPITAL EXPENDITURES

As of September 30, 2024, Vitesse had $2.4 million in cash and $105.0 million of borrowings outstanding on its revolving credit facility. Vitesse had total liquidity of $142.4 million as of September 30, 2024, consisting of cash and $140.0 million of committed borrowing availability under its revolving credit facility.

On October 22, 2024, the Company entered into an amendment to its revolving credit facility. Among other things, the amendment extended the maturity date, the borrowing base was reaffirmed at $245 million, the elected commitment amount was decreased from $245 million to $235 million and the definition of the term “Applicable Margin” was amended to reduce the rates in the utilization grid for SOFR loans and ABR loans by 0.25%.

During the quarter, Vitesse invested $16.4 million in development capital expenditures and $0.8 million in acquisitions of oil and gas properties.

OPERATIONS UPDATE

As of September 30, 2024, the Company owned an interest in 301 gross (11.3 net) wells that were either drilling or in the completion phase, and another 409 gross (8.8 net) locations that had been permitted for development.

REVISED 2024 GUIDANCE AND PRELIMINARY 2025 OUTLOOK

Vitesse revised its 2024 annual guidance, tightening the range for annual production and oil as a percentage of annual production, while lowering the range for total capital expenditures. The revised guidance is set forth below along with a preliminary outlook for 2025.

	Prior 2024 Guidance	Revised 2024 Guidance	Preliminary 2025 Outlook
Annual Production (Boe per day)	13,000 - 14,000	13,000 - 13,500	13,750 - 14,500
Oil as a Percentage of Annual Production	67% - 71%	69% - 71%	68% - 72%
Total Capital Expenditures ($ in millions)	$130 - $150	$110 - $120	$105 - $120

At the midpoint of the preliminary 2025 outlook, Vitesse expects production to increase 7% to 14,125 Boe per day over the midpoint of the revised 2024 guidance.

THIRD QUARTER 2024 RESULTS
The following table sets forth selected financial and operating data for the periods indicated.

	QUARTER ENDED SEPTEMBER 30,		INCREASE (DECREASE)
($ in thousands, except production and per unit data)	2024	2023	AMOUNT	PERCENT
Financial and Operating Results:
Revenue
Oil	$56,181	$53,293	$2,888	5%
Natural gas	2,099	1,761	338	19%
Total revenue	$58,280	$55,054	$3,226	6%
Operating Expenses
Lease operating expense	$11,622	$9,985	$1,637	16%
Production taxes	5,329	5,152	177	3%
General and administrative	5,231	3,820	1,411	37%
Depletion, depreciation, amortization, and accretion	24,915	19,013	5,902	31%
Equity-based compensation	2,202	1,146	1,056	92%
Interest Expense	$2,722	$1,166	$1,556	133%
Commodity Derivative Gain (Loss), Net	$17,368	$(17,083)	$34,451	202%
Income Tax (Benefit) Expense	$6,220	$(796)	$7,016	881%
Production Data:
Oil (MBbls)	809	679	130	19%
Natural gas (MMcf)	2,326	2,001	325	16%
Combined volumes (MBoe)	1,197	1,013	184	18%
Daily combined volumes (Boe/d)	13,009	11,009	2,000	18%
Average Realized Prices before Hedging:
Oil (per Bbl)	$69.43	$78.45	$(9.02)	(11%)
Natural gas (per Mcf)	0.90	0.88	0.02	2%
Combined (per Boe)	48.69	54.36	(5.67)	(10%)
Average Realized Prices with Hedging:
Oil (per Bbl)	$71.20	$76.35	$(5.15)	(7%)
Natural gas (per Mcf)	0.90	0.88	0.02	2%
Combined (per Boe)	49.89	52.95	(3.06)	(6%)
Average Costs (per Boe):
Lease operating	$9.71	$9.86	$(0.15)	(2%)
Production taxes	4.45	5.09	(0.64)	(13%)
General and administrative	4.37	3.77	0.60	16%
Depletion, depreciation, amortization, and accretion	20.82	18.77	2.05	11%

COMMODITY HEDGING

Vitesse hedges a portion of its expected oil production volumes to increase the predictability and certainty of its cash flow and to help maintain a strong financial position to support our dividend. Based on the midpoint of its preliminary 2025 outlook, Vitesse has 43% of its 2025 oil production hedged at a weighted average price of $73.21 per barrel. Vitesse does not currently have hedges in place on its expected natural gas production volumes. The following table summarizes Vitesse’s open oil commodity derivative swap contracts scheduled to settle after September 30, 2024, including those entered into in October 2024.

SETTLEMENT PERIOD	OIL (Bbls)	WEIGHTED AVERAGE PRICE
Swaps-Crude Oil
2024:
Q4	490,000	$78.11
2025:
Q1	487,500	$73.01
Q2	472,500	$73.63
Q3	292,500	$73.04
Q4	292,500	$73.04

The following table presents Vitesse’s settlements on commodity derivative instruments and unsettled gains and losses on open commodity derivative instruments for the periods presented:

	QUARTER ENDED SEPTEMBER 30,
(in thousands)	2024	2023
Realized gain (loss) on commodity derivatives (1)	$1,430	$(1,424)
Unrealized gain (loss) on commodity derivatives (1)	15,938	(15,659)
Total commodity derivative gain (loss)	$17,368	$(17,083)

(1)Realized and unrealized gains and losses on commodity derivatives are presented herein as separate line items but are combined for a total commodity derivative gain (loss) in the statements of operations included below. Management believes the separate presentation of the realized and unrealized commodity derivative gains and losses is useful, providing a better understanding of our hedge position.

Q3 2024 EARNINGS CONFERENCE CALL

In conjunction with Vitesse’s release of its financial and operating results, investors, analysts and other interested parties are invited to listen to a conference call with management on Tuesday, November 5, 2024 at 11:00 a.m. Eastern Time.

An updated corporate slide presentation that may be referenced on the conference call will be posted prior to the conference call on Vitesse’s website, www.vitesse-vts.com, in the “Investor Relations” section of the site, under “News & Events,” sub-tab “Presentations.”

Those wishing to listen to the conference call may do so via the Company’s website or by phone as follows:

Website: https://event.choruscall.com/mediaframe/webcast.html?webcastid=FvHfBt4X

Dial-In Number: 877-407-0778 (US/Canada) and 201-689-8565 (International)

Conference ID: 13749630 - Vitesse Energy Third Quarter 2024 Earnings Call

Replay Dial-In Number: 877-660-6853 (US/Canada) and 201-612-7415 (International)

Replay Access Code: 13749630 - Replay will be available through November 12, 2024

UPCOMING INVESTOR EVENT

Vitesse management will be participating in the Southwest IDEAS Conference in Dallas, Texas on November 21, 2024.

Any investor presentations to be used for this event will be posted prior to the event on Vitesse’s website, www.vitesse-vts.com, in the “Investor Relations” section of the site, under “News & Events,” sub-tab “Presentations.”

ABOUT VITESSE ENERGY, INC.

Vitesse Energy, Inc. is focused on returning capital to stockholders through owning financial interests as a non-operator in oil and gas wells drilled by leading US operators.

More information about Vitesse can be found at www.vitesse-vts.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this release regarding Vitesse’s financial position, operating and financial performance, business strategy, dividend plans and practices, guidance, plans and objectives of management for future operations, and industry conditions are forward-looking statements. When used in this release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future production and sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond Vitesse’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: changes in oil and natural gas prices; the pace of drilling and completions activity on Vitesse’s properties;

Vitesse’s ability to acquire additional development opportunities; potential acquisition transactions; integration and benefits of property acquisitions, or the effects of such acquisitions on Vitesse’s cash position and levels of indebtedness; changes in Vitesse’s reserves estimates or the value thereof; disruptions to Vitesse’s business due to acquisitions and other significant transactions; infrastructure constraints and related factors affecting Vitesse’s properties; cost inflation or supply chain disruption; ongoing legal disputes over and potential shutdown of the Dakota Access Pipeline; the impact of general economic or industry conditions, nationally and/or in the communities in which Vitesse conducts business, including central bank policy actions, bank failures and associated liquidity risks; changes in the interest rate environment, legislation or regulatory requirements; conditions of the securities markets; Vitesse’s ability to raise or access capital; cyber-related risks; changes in accounting principles, policies or guidelines; and financial or political instability, health-related epidemics, acts of war (including the armed conflict in the Middle East and Ukraine) or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting Vitesse’s operations, products and prices. Additional information concerning potential factors that could affect future results is included in the section entitled “Item 1A. Risk Factors” and other sections of Vitesse’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as updated from time to time in amendments and subsequent reports filed with the SEC, which describe factors that could cause Vitesse’s actual results to differ from those set forth in the forward looking statements.

Vitesse has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Vitesse’s control. Vitesse does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

FINANCIAL INFORMATION

VITESSE ENERGY, INC.
Condensed Consolidated Statements of Operations (Unaudited)

	FOR THE THREE MONTHS ENDED		FOR THE NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
(In thousands, except share data)	2024	2023	2024	2023
Revenue
Oil	$56,181	$53,293	$177,672	$152,512
Natural gas	2,099	1,761	8,400	12,090
Total revenue	58,280	55,054	186,072	164,602
Operating Expenses
Lease operating expense	11,622	9,985	35,685	28,384
Production taxes	5,329	5,152	16,555	15,325
General and administrative	5,231	3,820	15,329	19,143
Depletion, depreciation, amortization, and accretion	24,915	19,013	73,776	56,233
Equity-based compensation	2,202	1,146	5,853	30,545
Total operating expenses	49,299	39,116	147,198	149,630
Operating Income	8,981	15,938	38,874	14,972
Other (Expense) Income
Commodity derivative gain (loss), net	17,368	(17,083)	3,923	(4,885)
Interest expense	(2,722)	(1,166)	(7,510)	(3,461)
Other income	35	49	64	99
Total other (expense) income	14,681	(18,200)	(3,523)	(8,247)

Income (Loss) Before Income Taxes	$23,662	$(2,262)	$35,351	$6,725

(Provision for) Benefit from Income Taxes	(6,220)	796	(9,166)	(46,386)

Net Income (Loss)	$17,442	$(1,466)	$26,185	$(39,661)
Net income attributable to Predecessor common unit holders	—	—	—	1,832
Net Income (Loss) Attributable to Vitesse Energy, Inc.	$17,442	$(1,466)	$26,185	$(41,493)

Weighted average common shares outstanding – basic	30,075,956	29,659,763	30,018,912	29,660,924
Weighted average common shares outstanding – diluted	32,987,524	29,659,763	32,887,499	29,660,924
Net income (loss) per common share – basic	$0.56	$(0.05)	$0.87	$(1.40)
Net income (loss) per common share – diluted	$0.53	$(0.05)	$0.80	$(1.40)

VITESSE ENERGY, INC.
Condensed Consolidated Balance Sheets (Unaudited)

	SEPTEMBER 30,	DECEMBER 31,
(in thousands, except shares)	2024	2023
Assets
Current Assets
Cash	$2,425	$552
Revenue receivable	36,358	44,915
Commodity derivatives	12,201	10,038
Prepaid expenses and other current assets	3,309	2,841
Total current assets	54,293	58,346
Oil and Gas Properties—Using the successful efforts method of accounting
Proved oil and gas properties	1,266,319	1,168,378
Less accumulated DD&A and impairment	(537,263)	(464,036)
Total oil and gas properties	729,056	704,342
Other Property and Equipment—Net	189	189
Other Assets
Commodity derivatives	1,639	1,109
Other noncurrent assets	6,064	1,984
Total other assets	7,703	3,093
Total assets	$791,241	$765,970
Liabilities and Equity
Current Liabilities
Accounts payable	$16,041	$27,692
Accrued liabilities	56,663	32,507
Other current liabilities	—	204
Total current liabilities	72,704	60,403
Long-term Liabilities
Credit facility	105,000	81,000
Deferred tax liability	73,379	64,329
Asset retirement obligations	8,838	8,353
Other noncurrent liabilities	10,934	5,479
Total liabilities	$270,855	$219,564
Commitments and Contingencies
Equity
Preferred stock, $0.01 par value, 5,000,000 shares authorized; 0 shares issued at September 30, 2024 and December 31, 2023, respectively	—	—
Common stock, $0.01 par value, 95,000,000 shares authorized; 32,658,365 and 32,812,007 shares issued at September 30, 2024 and December 31, 2023, respectively	327	328
Additional paid-in capital	515,451	567,654
Accumulated earnings (deficit)	4,608	(21,576)
Total equity	520,386	546,406
Total liabilities and equity	$791,241	$765,970

NON-GAAP FINANCIAL MEASURES

Vitesse defines Adjusted Net Income as net income before (i) non-cash gains and losses on unsettled derivative instruments, (ii) non-cash equity-based compensation, (iii) provision for income taxes, and (iv) certain other non-cash items; reduced by the estimated impact of income tax expense.

Net Debt is calculated by deducting cash on hand from the amount outstanding on our revolving credit facility as of the balance sheet or measurement date.

Adjusted EBITDA is defined as net income before expenses for interest, income taxes, depletion, depreciation, amortization and accretion, and excludes non-cash equity-based compensation and non-cash gains and losses on unsettled derivative instruments in addition to certain other items.

Vitesse defines Free Cash Flow as cash flow from operations, adjusting for changes in operating assets and liabilities, less development of oil and gas properties.

Management believes the use of these non-GAAP financial measures provides useful information to investors to gain an overall understanding of financial performance. Specifically, management believes the non-GAAP financial measures included herein provide useful information to both management and investors by excluding certain items that management believes are not indicative of Vitesse’s core operating results. In addition, these non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring Vitesse’s performance, and management believes it is providing investors with financial measures that most closely align to its internal measurement processes. A reconciliation of each of the non-GAAP financial measures to the most directly comparable GAAP measure is included below.

RECONCILIATION OF ADJUSTED NET INCOME

(in thousands)	FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2024
Net Income	$17,442
Add:
Unrealized loss (gain) on derivative instruments	(15,938)
Equity-based compensation	2,202
Provision for income taxes	6,220
Adjusted Income Before Adjusted Income Tax Expense	9,926

Adjusted Income Tax Expense(1)	(2,323)

Adjusted Net Income (non-GAAP)	$7,603

(1)The Company determined the income tax impact on the “Adjusted Income Before Adjusted Income Tax Expense” using the relevant statutory tax rate of 23.4%.

RECONCILIATION OF NET DEBT AND ADJUSTED EBITDA

(in thousands except for ratio)	AT SEPTEMBER 30, 2024
Revolving credit facility	$105,000
Less: Cash	2,425
Net Debt	$102,575

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2024
Net Income	$17,442
Add:
Interest expense	$2,722
Provision for income taxes	6,220
Depletion, depreciation, amortization, and accretion	24,915
Equity-based compensation	2,202
Unrealized loss (gain) on derivative instruments	(15,938)
Adjusted EBITDA	$37,563

Annualized Adjusted EBITDA	150,252
Net Debt to Adjusted EBITDA ratio	0.68

RECONCILIATION OF FREE CASH FLOW

(in thousands)	FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2024
Net cash provided by operating activities	$45,729
Less: changes in operating assets and liabilities	(10,655)
Cash flow from operations before changes in operating assets and liabilities	35,074
Less: development of oil and gas properties	(16,431)
Free Cash Flow	$18,643

INVESTOR AND MEDIA CONTACT
Ben Messier, CFA
Director – Investor Relations and Business Development
(720) 532-8232
benmessier@vitesse-vts.com